EXHIBIT 99.1

Company Contact:	Investor Relations Contact:
Charlie Webster	Moriah Shilton
Chief Financial Officer	Director, Investor Relations
408-894-0700	408-952-4356

TESSERA TECHNOLOGIES ANNOUNCES SECOND QUARTER 2008 RESULTS

– Second Quarter 2008 Royalty and License Fees of $49.9 Million Grew 37 Percent Versus Prior Year Quarter –

– Third Quarter Royalty and License Fees Expected to Range Between $55 Million and $57 Million –

San Jose, Calif., July 31, 2008—Tessera Technologies, Inc. (Nasdaq: TSRA), a leading provider of miniaturization technologies for the electronics industry, announced its results for the second quarter ended June 30, 2008.

Revenue Highlights: Second Quarter 2008

•	Total revenue was $56.3 million.
•	Royalty and license fees were $49.9 million.
•	Product and service revenue was $6.4 million.

Generally accepted accounting principles (GAAP) net income for the second quarter of 2008 was $84,000, or $0.00 per diluted share, and included non-cash charges of $5.8 million for stock-based compensation and $2.9 million for amortization of acquired intangibles.

Non-GAAP net income for the second quarter of 2008 was $9.1 million, or $0.18 per diluted share. Non-GAAP net income and operating expenses are defined as income and operating expenses adjusted for non-cash tax expense, acquired intangibles amortization charges, charges for acquired in-process research and development, and stock-based compensation. Non-GAAP net income per share equals non-GAAP net income divided by the non-GAAP weighted diluted share count as of that period end.

“The significant year-over-year growth in our high margin, recurring royalties highlights the fundamental strength of our business,” said Bruce McWilliams, chairman, president and CEO for Tessera. “In the second half of 2008, we expect to build on the traction gained in our Consumer Imaging business, as illustrated by the new license agreement with Samsung. Long-term, we are well positioned for strong growth in our business of providing high-value electronics and consumer technologies critical to the realization of advanced wireless, consumer and computing products.”

Revenue Highlights: Six-month Period Ended June 30, 2008

•	Total revenue was $115.7 million.
•	Royalty and license fees were $100.2 million.
•	Product and service revenue was $15.5 million.

GAAP net income for the six-month period was $2.3 million, or $0.05 per diluted share. Non-GAAP net income for the six-month period was $25.2 million, or $0.51 per diluted share.

Third Quarter 2008 Financial Guidance

Tessera expects third quarter total revenue to be within the range of $62 million to $64 million. Royalty and license fees are expected to range between $55 million and $57 million. Product and service revenue is expected to be approximately $7 million.

“We believe our royalty and license fees will increase significantly in the third quarter of 2008 due to solid unit growth in our core end markets of DRAM and wireless, and catch-up royalty payments that will be recognized in the third quarter,” stated Charlie Webster, CFO for Tessera. “These catch-up payments are the result of royalty self-audits by several of our customers, including licensed subcontractors. The self-audits were conducted at the request of some of the respondents in our current litigations and are an encouraging indicator of the progress of our litigation efforts.”

Non-GAAP operating expenses for the third quarter of 2008 are projected to range between $29 million to $30 million, excluding litigation expenses.

As per company policy, quarterly guidance does not include settlements from the company’s current enforcement actions.

Conference Call Information

Tessera Technologies will hold its second quarter 2008 earnings conference call at 1:30 P.M. Pacific (4:30 P.M. Eastern) on Thursday, July 31, 2008. To access the call in the U.S., please dial 866-531-1286 and for international callers, dial 706-643-3789 approximately 10 minutes prior to the start of the conference call. The conference call will also be broadcast live over the Internet and available for replay for 90 days at www.tessera.com. In addition, a replay of the call will be available via telephone for 2 business days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial 800-642-1687 and for international callers, dial 706-645-9291. Enter access code 55789231.

About Tessera Technologies, Inc.

Tessera is a leading provider of miniaturization technologies for the electronics industry. Tessera provides a broad range of advanced packaging, interconnect, and consumer optics solutions which are widely adopted in high-growth markets including consumer, computing, communications, medical and defense electronics. Tessera's customers include the world's top semiconductor companies such as Intel, Samsung, Texas

Instruments, Toshiba, Micron and Infineon. The company's stock is traded on the Nasdaq National Market under the symbol TSRA. Tessera is headquartered in San Jose, California. www.tessera.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the company’s earnings release contains non-GAAP financial measures that are adjusted for non-cash tax expense, and stock compensation and the requirements of SFAS No. 123(R), “Share-based Payment” (“123R”). The non-GAAP financial measures used by management and disclosed by the company exclude the income statement effects of non-cash tax expense, either one-time or ongoing non-cash acquired intangibles amortization charges, acquired in-process research and development, and all forms of stock-based compensation and the effects of 123R upon the number of diluted shares used in calculating non-GAAP earnings per share. Management believes that the non-GAAP measures used in this report provide investors with important perspectives into the company’s ongoing business performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Set forth below are reconciliations of the non-GAAP net income to our reported GAAP net income.

Safe Harbor Statement

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected. Material factors that may cause results to differ from the statements made include delays, setbacks or losses relating to our intellectual property or intellectual property litigations, or any invalidation or limitation of our key patents; fluctuations in our operating results due to the timing of new license agreements and royalties, or due to legal costs; changes in patent laws, regulation or enforcement, or other factors that might affect our ability to protect our intellectual property; the risk of a decline in demand for semiconductor products; failure by the industry to adopt our technologies; competing technologies; the future expiration of our patents; the future expiration of our license agreements and the cessation of related royalty income; the failure or refusal of licensees to pay royalties; failure to achieve the growth prospects and synergies expected from acquisition transactions; and delays and challenges associated with integrating acquired companies with our existing businesses. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. Tessera's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended March 30, 2008, include more information about factors that could affect the company's financial results.

TESSERA TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007(1)	2008	2007(1)
Revenues:
Royalty and license fees	$49,944	$36,290	$100,184	$73,746
Past production payments	—	—	—	—
Product and service revenues	$6,370	$10,385	$15,481	$19,748

Total revenues	56,314	46,675	115,665	93,494

Operating expenses:
Cost of revenues	4,395	5,612	8,727	10,314
Research, development and other related costs	14,894	8,833	29,047	17,186
Selling, general and administrative	34,742	17,789	70,259	33,943

Total operating expenses	54,031	32,234	108,033	61,443

Operating income	2,283	14,441	7,632	32,051
Interest and other income, net	1,479	2,848	4,313	5,606

Income before taxes	3,762	17,289	11,945	37,657
Provision for income taxes	3,678	7,429	9,635	16,703

Net income	$84	$9,860	$2,310	$20,954

Basic and diluted net income per share:
Net income per share—basic	$0.00	$0.21	$0.05	$0.44

Net income per share—diluted	$0.00	$0.20	$0.05	$0.43

Weighted average number of shares used in per share calculations—basic	47,793	47,424	47,973	47,178

Weighted average number of shares used in per share calculations—diluted	48,225	48,977	48,424	48,770

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.

TESSERA TECHNOLOGIES, INC.

SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Non-cash income tax expense	$272	$4,937	$4,812	$13,407
Stock-based compensation—cost of revenues	$148	$747	$253	$1,297
Stock-based compensation—research, development and other related costs	$1,703	$611	$3,114	$1,119
Stock-based compensation—selling, general and administrative	$3,943	$3,789	$6,920	$6,412
Amortization of acquired intangibles—cost of revenues	$766	$422	$1,360	$844
Amortization of acquired intangibles—research, development and other related costs	$1,677	$1,265	$3,100	$1,942
Amortization of acquired intangibles—selling, general and administration	$460	$202	$790	$404
Acquired in-process research & development charge	$—	$—	$2,500	$—

Weighted average number of shares used in per share calculations excluding the effects of 123R—diluted	48,980	49,003	49,235	48,855

TESSERA TECHNOLOGIES, INC.

CONSOLIDATED SUMMARY BALANCE SHEET INFORMATION

(in thousands)

	June 30, 2008	December 31, 2007*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$175,142	$207,158
Short-term investments	69,111	82,566
Accounts receivable, net	11,830	13,464
Inventories	1,718	1,817
Deferred tax assets	5,680	5,291
Other current assets	3,711	3,544

Total current assets	267,192	313,840
Property and equipment, net	29,859	29,443
Intangible assets, net	75,137	51,336
Goodwill	42,732	35,489
Deferred tax assets	14,919	12,937
Long-term investments	31,697	—
Other assets	5,806	1,391

Total assets	$467,342	$444,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,841	$2,301
Accrued legal fees	10,621	4,789
Accrued liabilities	10,712	9,532
Deferred revenue	696	469
Income tax payable	2,343	1,274

Total current liabilities	27,213	18,365

Deferred tax liabilities	10,934	7,747
Other long-term liabilities	1,178	—
Stockholders’ equity:
Common stock	48	48
Additional paid-in capital	331,915	313,387
Treasury stock	(10,505)	(544)
Accumulated other comprehensive loss	(1,678)	(494)
Retained earnings	108,237	105,927

Total stockholders’ equity	428,017	418,324

Total liabilities and stockholders’ equity	$467,342	$444,436

*	Derived from audited financial statements

TESSERA TECHNOLOGIES, INC.

RECONCILIATION TO NON-GAAP INCOME FROM GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30, 2008
	GAAP	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In- process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$49,944					$49,944
Past production payments	—					—
Product and service revenues	6,370					6,370

Total revenues	56,314					56,314

Operating expenses:
Cost of revenues	4,395	(148)	(766)			3,481
Research, development and other related costs	14,894	(1,703)	(1,677)		—	11,514
Selling, general and administrative	34,742	(3,943)	(460)			30,339

Total operating expenses	54,031	(5,794)	(2,903)	—	—	45,334

Operating income	2,283	5,794	2,903	—	—	10,980
Interest and other income, net	1,479					1,479

Income before taxes	3,762	5,794	2,903	—	—	12,459
Provision for income taxes	3,678			(272)		3,406

Net income	$84	$5,794	$2,903	$272	$—	$9,053

Basic and diluted net income per share:
Net income per share—basic	$0.00

Net income per share—diluted	$0.00					$0.18

Weighted average number of shares used in per share calculations—basic	47,793

Weighted average number of shares used in per share calculations—diluted	48,225					48,980	*

* Excludes the effects of 123(R)
	Three Months Ended June 30, 2007
	GAAP(1)	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In- process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$36,290					$36,290
Past production payments	—					—
Product and service revenues	10,385					10,385

Total revenues	46,675					46,675

Operating expenses:
Cost of revenues	5,612	(747)	(422)			4,443
Research, development and other related costs	8,833	(611)	(1,265)			6,957
Selling, general and administrative	17,789	(3,789)	(202)			13,798

Total operating expenses	32,234	(5,147)	(1,889)	—	—	25,198

Operating income	14,441	5,147	1,889	—	—	21,477
Interest and other income, net	2,848					2,848

Income before taxes	17,289	5,147	1,889	—	—	24,325
Provision for income taxes	7,429			(4,937)		2,492

Net income	$9,860	$5,147	$1,889	$4,937	$—	$21,833

Basic and diluted net income per share:
Net income per share—basic	$0.21

Net income per share—diluted	$0.20					$0.45

Weighted average number of shares used in per share calculations—basic	47,424

Weighted average number of shares used in per share calculations—diluted	48,977					49,003	*

*	Excludes the effects of 123(R)

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.

TESSERA TECHNOLOGIES, INC.

RECONCILIATION TO NON-GAAP INCOME FROM GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Six Months Ended June 30, 2008
	GAAP	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In- process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$100,184					$100,184
Past production payments	—					—
Product and service revenues	15,481					15,481

Total revenues	115,665					115,665

Operating expenses:
Cost of revenues	8,727	(253)	(1,360)			7,114
Research, development and other related costs	29,047	(3,114)	(3,100)		(2,500)	20,333
Selling, general and administrative	70,259	(6,920)	(790)			62,549

Total operating expenses	108,033	(10,287)	(5,250)	—	(2,500)	89,996

Operating income	7,632	10,287	5,250	—	2,500	25,669
Interest and other income, net	4,313					4,313

Income before taxes	11,945	10,287	5,250	—	2,500	29,982
Provision for income taxes	9,635			(4,812)		4,823

Net income	$2,310	$10,287	$5,250	$4,812	$2,500	$25,159

Basic and diluted net income per share:
Net income per share—basic	$0.05

Net income per share—diluted	$0.05					$0.51

Weighted average number of shares used in per share calculations—basic	47,973

Weighted average number of shares used in per share calculations—diluted	48,424					49,235	*

* Excludes the effects of 123(R)
	Six Months Ended June 30, 2007
	GAAP(1)	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In- process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$73,746					$73,746
Past production payments	—					—
Product and service revenues	19,748					19,748

Total revenues	93,494					93,494

Operating expenses:
Cost of revenues	10,314	(1,297)	(844)			8,173
Research, development and other related costs	17,186	(1,119)	(1,942)		—	14,125
Selling, general and administrative	33,943	(6,412)	(404)			27,127

Total operating expenses	61,443	(8,828)	(3,190)	—	—	49,425

Operating income	32,051	8,828	3,190	—	—	44,069
Interest and other income, net	5,606					5,606

Income before taxes	37,657	8,828	3,190	—	—	49,675
Provision for income taxes	16,703			(13,407)		3,296

Net income	$20,954	$8,828	$3,190	$13,407	$—	$46,379

Basic and diluted net income per share:
Net income per share—basic	$0.44

Net income per share—diluted	$0.43					$0.95

Weighted average number of shares used in per share calculations—basic	47,178

Weighted average number of shares used in per share calculations—diluted	48,770					48,855	*

*	Excludes the effects of 123(R)

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.